UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2005

                             Jane Butel Corporation
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Florida                       000-50104              65-0327060
  ----------------------------     ------------------------     ---------------
     (State  or  other jurisdiction     (Commission File        (IRS Employer of
            incorporation)                  Number)          Identification No.)



    620  North  Denning  Drive,  Suite  100,  Winter  Park, FL        32789
   ------------------------------------------------------------   -------------
           (Address  of  principal  executive  offices)            (Zip  Code)


                                 (407)  622-5999
                             ----------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01  Entry  into  a  Material  Definitive  Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 1, 2005, we entered into a convertible debenture agreement with Dutchess Private Equities Fund, II, L.P. The principle amount of the convertible debenture is $192,000. The debenture was issued at a discount of $32,000, to be amortized over the five year term of the convertible debentures. We will pay ten percent cumulative interest, payable in cash or common stock, at the purchaser's option, at the time of each conversion. The holder has the right to convert the debenture into shares of our common stock at any time after the closing date. In the event all or any portion of this Debenture remains outstanding on the November 1, 2010, the unconverted portion of such Debenture will automatically be converted into shares of Common Stock on such date as described in the Debenture.

The foregoing description of the terms and conditions of the Debenture are qualified in their entirety by, and made subject to, the more complete information set forth in the Debenture included on this Form 8-K as Exhibit 4.1, and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including our ability to implement our business plan, our ability to raise additional funds and manage our substantial debts, consumer acceptance of our products, our ability to broaden our customer base, our ability to maintain a satisfactory relationship with our main supplier and other risks described in our reports filed with the Securities and Exchange Commission from time to time. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

Item  9.01  Financial  Statements  and  Exhibits.

(c)  Exhibits:

4.1 Convertible Debenture Agreement between the Company and Dutchess Private Equities Fund, II, LP, dated November 1, 2005.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Jane  Butel  Corporation
     ------------------------
     REGISTRANT

Date:  November  2,  2005

By:  /s/  Tania  Torruella
     -------------------------
     Tania  Torruella
     Chief  Executive  Officer